UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2025

ULTA BEAUTY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33764	38-4022268
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Remington Blvd., Suite 120, Bolingbrook, Illinois 60440
(Address of Principal Executive Offices and zip code)

(630) 410-4800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ULTA	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 2.02 Results of Operations and Financial Condition.

On December 4, 2025, Ulta Beauty, Inc. issued a press release regarding its consolidated financial results for the third quarter ended November 1, 2025. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the Exhibit Index below are being furnished herewith.

Exhibit No.	Description
99.1	Press release issued by Ulta Beauty, Inc. on December 4, 2025 announcing consolidated financial results for the third quarter ended November 1, 2025.
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTA BEAUTY, INC.

Date: December 4, 2025	By:	/s/ Rene G. Cásares
Rene G. Cásares
Chief Legal Officer

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